UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2010

TOWER BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania

(State or other jurisdiction of incorporation)

001-34277	25-1445946
(Commission file number)	(IRS employer ID)

112 Market Street, Harrisburg, Pennsylvania	17101
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code – (717) 231-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: Tower Bancorp, Inc. (“Tower”) is filing this Amendment No. 1 to its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission (the “Commission”) on December 13, 2010 (the “Initial Filing”) to report under Item 2 thereof that it had completed its acquisition of First Chester County Corporation (“First Chester”), the holding company for First National Bank of Chester County (“FNB”), through the merger of First Chester with and into Tower (the “Merger”). The Merger was consummated pursuant to the Agreement and Plan of Merger dated December 27, 2009 between Tower and First Chester, as amended (the “Merger Agreement”). In response to Item 9.01(b) of the Initial Filing, Tower stated that it would file the required pro forma information by amendment. This Form 8-K/A is being filed to provide the required pro forma financial information.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma combined consolidated balance sheet of Tower Bancorp, Inc. as of September 30, 2010 and unaudited pro forma combined consolidated statements of operations of Tower Bancorp, Inc. for the nine months ended September 30, 2010 and for the year ended December 31, 2009, in each case reflecting the First Chester Merger, are filed as Exhibit 99.4 to this Amendment No. 1 to Current Report on Form 8-K and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and between Tower Bancorp, Inc. and First Chester County Corporation dated as of December 27, 2009 (incorporated by reference to Exhibit 2.1 to Tower’s Report on Form 8-K filed on December 28, 2010).

2.2	First Amendment to Agreement and Plan of Merger by and between Tower Bancorp, Inc. and First Chester County Corporation dated as of March 4, 2010 (incorporated by reference to Exhibit 10.1 to Tower’s Report on Form 8-K filed on March 9, 2010).

2.3	Second Amendment to Agreement and Plan of Merger by and between Tower Bancorp, Inc. and First Chester County Corporation dated as of August 25, 2010 (incorporated by reference to Exhibit 2.1 to Tower’s Report on Form 8-K filed on August 26, 2010).

2.4	Third Amendment to Agreement and Plan of Merger by and between Tower Bancorp, Inc. and First Chester County Corporation dated as of October 28, 2010 (incorporated by reference to Exhibit 2.1 to Tower’s Report on Form 8-K filed on November 2, 2010).

10.1	Employment Agreement by and among John A. Featherman, III, First National Bank of Chester County, Tower Bancorp, Inc. and First Chester County Corporation dated December 27, 2009 and effective December 10, 2010, as amended by an Amendment of Employment Agreement by and among John A. Featherman, III, First National Bank of Chester County, Tower Bancorp, Inc. and First Chester County Corporation dated as of September 1, 2010.*

10.2	Separation Benefits Agreement by and between First National Bank of Chester County and Clay T. Henry dated as of October 2, 2006, as amended by an Amendment to Executive Agreement by and between First National Bank of Chester County and Clay T. Henry dated as of December 24, 2008.*

23.1	Consent of Grant Thornton LLP.*

99.1	Press Release dated December 10, 2010.*

99.2	Annual Report on Form 10-K of First Chester County Corporation for the year ended December 31, 2009, filed on July 27, 2010 (SEC File No. 001-34500).*

99.3	Unaudited consolidated balance sheets of First Chester County Corporation as of September 30, 2010 and the unaudited consolidated statements of income and cash flows of First Chester for the nine-month period ended September 30, 2010, and the notes related thereto, from the Quarterly Report on Form 10-Q of First Chester County Corporation for the quarter ended September 20, 2010, filed as Exhibit 99.2 of Registrant’s Current Report on Form 8-K filed on November 18, 2010.*

99.4	Unaudited pro forma condensed balance sheet of Tower Bancorp, Inc. as of September 30, 2010 and unaudited pro forma condensed statement of operations of Tower Bancorp, Inc. for the nine months ended September 30, 2010 and the year ended December 31, 2009. **

*	Previously filed.
**	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOWER BANCORP, INC.
(Registrant)

Date: February 18, 2011	By:	/s/ Andrew S. Samuel
Andrew S. Samuel
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and between Tower Bancorp, Inc. and First Chester County Corporation dated as of December 27, 2009 (incorporated by reference to Exhibit 2.1 to Tower’s Report on Form 8-K filed on December 28, 2010).

2.2	First Amendment to Agreement and Plan of Merger by and between Tower Bancorp, Inc. and First Chester County Corporation dated as of March 4, 2010 (incorporated by reference to Exhibit 10.1 to Tower’s Report on Form 8-K filed on March 9, 2010).

2.3	Second Amendment to Agreement and Plan of Merger by and between Tower Bancorp, Inc. and First Chester County Corporation dated as of August 25, 2010 (incorporated by reference to Exhibit 2.1 to Tower’s Report on Form 8-K filed on August 26, 2010).

2.4	Third Amendment to Agreement and Plan of Merger by and between Tower Bancorp, Inc. and First Chester County Corporation dated as of October 28, 2010 (incorporated by reference to Exhibit 2.1 to Tower’s Report on Form 8-K filed on November 2, 2010).

10.1	Employment Agreement by and among John A. Featherman, III, First National Bank of Chester County, Tower Bancorp, Inc. and First Chester County Corporation dated December 27, 2009 and effective December 10, 2010, as amended by an Amendment of Employment Agreement by and among John A. Featherman, III, First National Bank of Chester County, Tower Bancorp, Inc. and First Chester County Corporation dated as of September 1, 2010.*

10.2	Separation Benefits Agreement by and between First National Bank of Chester County and Clay T. Henry dated as of October 2, 2006, as amended by an Amendment to Executive Agreement by and between First National Bank of Chester County and Clay T. Henry dated as of December 24, 2008.*

23.1	Consent of Grant Thornton LLP.*

99.1	Press Release dated December 10, 2010.*

99.2	Annual Report on Form 10-K of First Chester County Corporation for the year ended December 31, 2009, filed on July 27, 2010 (SEC File No. 001-34500).*

99.3	Unaudited consolidated balance sheets of First Chester County Corporation as of September 30, 2010 and the unaudited consolidated statements of income and cash flows of First Chester for the nine-month period ended September 30, 2010, and the notes related thereto, from the Quarterly Report on Form 10-Q of First Chester County Corporation for the quarter ended September 20, 2010, filed as Exhibit 99.2 of Registrant’s Current Report on Form 8-K filed on November 18, 2010.*

99.4	Unaudited pro forma condensed balance sheet of Tower Bancorp, Inc. as of September 30, 2010 and unaudited pro forma condensed statement of operations of Tower Bancorp, Inc. for the nine months ended September 30, 2010 and the year ended December 31, 2009. **

*	Previously filed.
**	Filed herewith.

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